UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

Appian Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38098	54-1956084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11955 Democracy Drive, Suite 1700, Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 442-8844

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment and Restatement of Certificate of Incorporation

On May 31, 2017, Appian Corporation (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its Class A common stock (“IPO”). The Company’s board of directors and stockholders previously approved the Restated Certificate effective as of and contingent upon the closing of the IPO.

The Restated Certificate amends and restates the Company’s certificate of incorporation in its entirety to, among other things: (i) eliminate all references to the previously existing series of preferred stock and (ii) provide for certain stockholder protection measures including (a) permitting the board of directors to establish the number of directors and fill any vacancies and newly created directorships; (b) permitting the board of directors to alter the bylaws without obtaining stockholder approval; (c) designating the Court of Chancery of the State of Delaware to be the exclusive forum for certain actions, including, but not limited to, derivative actions or proceedings brought on behalf of the Company or actions asserting claims of breach of a fiduciary duty owned by any of the Company’s directors, officers or other employees to the Company or the Company’s stockholders; and (d) designating the federal district courts of the United States of America to be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.

The foregoing description of the provisions of the Restated Certificate is qualified by reference to the Restated Certificate, a copy of which was previously filed as Exhibit 3.2 to Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-217510), filed with the Commission on May 12, 2017, and is incorporated herein by reference.

Amendment and Restatement of Bylaws

On May 31, 2017, in connection with the closing of the IPO, the amended and restated bylaws of the Company (the “Restated Bylaws”) previously approved by the Company’s board of directors to become effective in connection with closing of the IPO, became effective.

The Restated Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (ii) establish procedures relating to the nomination of directors; and (iii) conform certain provisions of the Restated Bylaws to the Restated Certificate.

The foregoing description of the provisions of the Restated Bylaws is qualified by reference to the Restated Bylaws, a copy of which was previously filed as Exhibit 3.4 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-217510), filed with the Commission on May 10, 2017, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1(1)	Amended and Restated Certificate of Incorporation of Appian Corporation

3.2(2)	Amended and Restated Bylaws of Appian Corporation

(1)	Previously filed as Exhibit 3.2 to Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-217510), filed with the Commission on May 12, 2017, and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.4 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-217510), filed with the Commission on May 10, 2017, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Appian Corporation

Date: May 31, 2017	/s/ Matthew Calkins
Matthew Calkins
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1(1)	Amended and Restated Certificate of Incorporation of Appian Corporation

3.2(2)	Amended and Restated Bylaws of Appian Corporation

(1)	Previously filed as Exhibit 3.2 to Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-217510), filed with the Commission on May 12, 2017, and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.4 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-217510), filed with the Commission on May 10, 2017, and incorporated by reference herein.